            H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES         Exhibit 21
                            AS OF DECEMBER 2, 2000

                                                                                                    PERCENTAGE
                                                                            JURISDICTION OF          OF VOTING
                                 SUBSIDIARY                                  ORGANIZATION           SECURITIES
--------------------------------------------------------------------------------------------------------------
H.B. Fuller Company                                                          United States
              Branches:  Indonesia
Aireline, Inc.                                                               United States            100.0 note b
H.B. Fuller International Inc.                                               United States            100.0
              Branches:  Hong Kong, Singapore
F.A.I. Trading Company                                                       United States            100.0
Fiber-Resin Corp.                                                            United States            100.0
H.B. Fuller Company Puerto Rico                                              United States            100.0 *
Foster Products Corporation                                                  United States            100.0
TEC Specialty Products, Inc.                                                 United States            100.0
H.B. Fuller Licensing & Financing, Inc.                                      United States            100.0
Linear Products, Inc.                                                        United States            100.0
              Branches:  Netherlands
H.B. Fuller Automotive Company                                               United States            100.0
        EFTEC North America, LLC                                             United States             70.0
        EFTEC Latin America                                                     Panama                 88.5
                EFTEC Brasil Ltda.                                              Brazil                 99.9
                   (also owned .1% directly by EFTEC North America, LLC)
                Grupo Placosa EFTEC, S.A. de C.V.                               Mexico                 33.3 note a
        EFTEC Europe Holding AG                                               Switzerland              30.0
                EFTEC AG                                                      Switzerland             100.0
                      EFTEC Sarl                                                France                100.0
                EFTEC AB                                                        Sweden                100.0
                EFTEC Ltd.                                                       U.K.                 100.0
                EFTEC NV                                                        Belgium               100.0
                EFTEC S.A.                                                       Spain                100.0
                EFTEC GmbH                                                      Germany               100.0
                EFTEC Asia Pte. Ltd.                                           Singapore               60.0
                (also owned 20% directly by H.B. Fuller Automotive Co.)
                        EFTEC (Thailand) Co., Ltd.                             Thailand               100.0
                              Changchun EFTEC Chemical Products Ltd.             China                 25.0
                              Shanghai EFTEC Chemical Products Ltd.              China                 60.0
Kativo Chemical Industries, S.A.                                                Panama                99.92
              Branches: Costa Rica (Surcusal)
              (See listing of subsidiaries on the following pages.)
Glidden Avenida Nacional, S.A.                                                  Panama                100.0
Fabrica Pinturas Glidden, S.A.                                                  Panama                100.0
H.B. Fuller Holding Panama Co.                                                  Panama                100.0
        Glidden Panama S.A.                                                     Panama                100.0
        H.B. Fuller Comercial                                                   Panama                100.0 *
         ProColor, S.A.                                                         Panama                100.0
         Adhesivos Industriales, S.A.                                           Panama                100.0 *
Distribuidora Americana, S.A.                                                   Ecuador               100.0 *
H.B. Fuller Austria Gesellschaft m.b.H.                                         Austria               100.0
H.B. Fuller Belgium N.V./S.A.                                                   Belgium                99.8 note c

                    H.B FULLER COMPANY AND CONSOLIDATED SUBSIDAIRES   Exhibit 21
                            AS OF DECEMBER 2, 2000

                                                                                                      PERCENTAGE
                                                                             JURISDICTION OF          OF VOTING
                    SUBSIDIARY                                                ORGANIZATION            SECURITIES
----------------------------------------------------------------------------------------------------------------
H.B. Fuller Deutschland GmbH                                                    Germany                   99.9
        Branches:  Poland
        Isar-Rakoll Chemie, GmbH                                                Germany                  100.0 note b
        H.B. Fuller France S.A.                                                 France                    99.9 note d
        H.B. Fuller Schweiz AG                                                Switzerland                100.0
        Datac Klebstoffe GmbH, Hildesheim                                       Germany                  100.0 *
H.B. Fuller Italia s.r.l.                                                        Italy                    97.0 note e
H.B. Fuller Nederland B.V.                                                    Netherlands                100.0
H.B. Fuller Sverige AB                                                          Sweden                   100.0
H.B. Fuller Espana, S.A.                                                         Spain                   100.0
H.B. Fuller Holdings Limited                                                     U.K.                    100.0
        H.B. Fuller U.K. Operations Ltd.                                         U.K.                    100.0
                H.B. Fuller U.K. Limited                                         U.K.                    100.0
                      Industrial Adhesives Limited                               U.K.                    100.0 note b
                H.B. Fuller Coatings Limited                                     U.K.                    100.0
                    Branches: Dubai, UAE
                H.B. Fuller Linear Products Limited                              U.K.                    100.0 *
                Precis (1746) Limited (formerly Datac Ltd.)                      U.K.                    100.0 note b
H.B. Fuller Canada Holding Co.                                                  Canada                   100.0
        H.B. Fuller Canada Investment Co.                                       Canada                   100.0
        H.B. Fuller Canada                                                      Canada                   100.0
        (owned 99.99% by Canada Holding and .01% by Canada Investment)
H.B. Fuller Mexico, S.A.                                                        Mexico                   100.0
H.B. Fuller Company Australia Pty. Ltd.                                        Australia                 100.0
H.B. Fuller (China) Adhesives Ltd.                                               China                    99.0
H.B. Fuller India Private Limited                                                India                    99.9 note b
H.B. Fuller Japan Company, Ltd.                                                  Japan                   100.0
H.B. Fuller Korea, Ltd.                                                          Korea                   100.0
H.B. Fuller (Malaysia) Sdn. Bhd.                                               Malaysia                  100.0 *
H.B. Fuller Company (N.Z.) Ltd.                                               New Zealand                 99.9
H.B. Fuller (Philippines), Inc.                                               Philippines                93.68
HBF Realty Corporation                                                        Philippines                 40.0
H.B. Fuller Taiwan Co., Ltd.                                                    Taiwan                   100.0
H.B. Fuller (Thailand) Co., Ltd.                                               Thailand                   99.9
Multi-Clean Products Pty. Ltd.                                                 Australia                 100.0 note b
Multi-Clean (Lebanon) S.A.R.L.                                                  Lebanon                  100.0 note b
H.B. Fuller Lebanon S.A.R.L.                                                    Lebanon                  100.0 note b
Nippon Tilement Company, Ltd.                                                    Japan                     9.1

            ________________________________
            Notes:
              *      Inactive
              a      An additional 66.67% of the outstanding voting securities is owned by 6 minority shareholders.
              b      Shell corporation
              c      An additional 0.2% of the outstanding voting securities is owned by H.B. Fuller GmbH, Luneburg
              d      H.B. Fuller Deutschland, GmbH                                      99.94%              73,940 shares
                     H.B. Fuller Company                                                 0.01%                  10 shares
                     H.B. Fuller Licensing & Financing, Inc.                             0.01%                  10 shares
                     H.B. Fuller International, Inc.                                     0.01%                  10 shares
                     H.B. Fuller U.K. Limited                                            0.01%                  10 shares
                     H.B. Fuller Espana, S.A.                                            0.01%                  10 shares
                     Nominee                                                             0.01%                  10 shares
                                                                                     ---------            ---------------
                                                                                       100.00%              74,000 shares
              e      An additional 3.0% of the outstanding voting securities is owned by H.B. Fuller Nederland B.V.

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF DECEMBER 2, 2000

                                                                                                          PERCENTAGE
                                                                                       JURISDICTION OF    OF VOTING
                  SUBSIDIARY                    OWNER OF VOTING SECURITIES              ORGANIZATION      SECURITIES
-------------------------------------------------------------------------------------------------------------------
Chemical Supply, S.A.                           Chemical Supply Corporation               Argentina          100.00 * note a
H.B. Fuller Argentina, S.A.                     Kativo Chemical Industries, S.A.          Argentina           99.99
                                                H.B. Fuller Company                                            0.01
-------------------------------------------------------------------------------------------------------------------
H.B. Fuller Bolivia, Ltda.                      Kativo Chemical Industries, S.A.           Bolivia            50.00
                                                Chemical Supply Corporation                                   50.00
-------------------------------------------------------------------------------------------------------------------
H.B. Fuller Brazil, Ltda.                       Chemical Supply Corporation                Brazil             85.87
                                                Kativo Chemical Industries, S.A.                              14.11
                                                Kativo de Panama, S.A.                                         0.02
Adhesivos H.B. Fuller (Sul) Ltda.               Chemical Supply Corporation                Brazil             99.81 *  note b
                                                Kativo Chemical Industries, S.A.                               0.15
                                                H.B. Fuller Brazil, Ltda.                                      0.04
Chemical Supply de Brazil Solventes, Ltda.      Adhesivos H.B. Fuller (Sul) Ltda.          Brazil             99.93 *  note a
                                                H.B. Fuller Brazil, Ltda.                                      0.07
-------------------------------------------------------------------------------------------------------------------
H.B. Fuller Chile, S.A.                         Kativo Chemical Industries, S.A.            Chile             99.99
                                                Minority                                                       0.01
-------------------------------------------------------------------------------------------------------------------
H.B. Fuller Colombia, Ltda.                     Kativo Chemical Industries, S.A.          Colombia            98.00
                                                Minority                                                       2.00
-------------------------------------------------------------------------------------------------------------------
Kativo Costa Rica, S.A.                         Kativo Chemical Industries, S.A.         Costa Rica          100.00
Reca Quimica, S.A.                              Kativo Chemical Industries, S.A.         Costa Rica          100.00
H.B. Fuller Centroamerica, S.A.                 Kativo Chemical Industries, S.A.         Costa Rica          100.00
Resistol, S.A.                                  Kativo Chemical Industries, S.A.         Costa Rica          100.00 *
-------------------------------------------------------------------------------------------------------------------
H.B. Fuller Caribe, S.A.                        Kativo Chemical Industries, S.A.     Dominican Republic       90.60
                                                Chemical Supply Corporation                                    8.82
                                                Kativo Panama, S.A.                                            0.01
                                                Kativo Honduras, S.A.                                          0.01
                                                H.B. Fuller Centroamerica, S.A.                                0.01
                                                Olga Ferrer                                                    0.54
                                                Juan Bancalari                                                 0.01
-------------------------------------------------------------------------------------------------------------------
H.B. Fuller Ecuador, S.A.                       Kativo Chemical Industries, S.A.           Ecuador            50.00
                                                Chemical Supply Corporation                                   50.00
-------------------------------------------------------------------------------------------------------------------
Kativo de El Salvador                           Kativo Chemical Industries, S.a.         El Salvador         100.00 *
Kativo Industrial de El Salvador, S.A.          Kativo Chemical Industries, S.A.         El Salvador          80.00
                                                Chemical Supply Corporation                                   20.00
H.B. Fuller El Salvador, S.A.                   Kativo Chemical Industries, S.A.         El Salvador          80.00 *
                                                Chemical Supply Corporation                                   20.00
Deco Tintas de El Salvador, S.A.                Kativo Chemical Industries, S.A.         El Salvador          80.00 *  note b
                                                Chemical Supply Corporation                                   20.00
-------------------------------------------------------------------------------------------------------------------
Kativo Comercial de Guatemala, S.A.             Kativo Chemical Industries, S.A.          Guatemala           80.00
                                                Chemical Supply Corporation                                   20.00
H.B. Fuller Guatemala, S.A.                     Chemical Supply Corporation               Guatemala          100.00 *
Resistol, S.A.                                  H.B. Fuller Guatemala, S.A.               Guatemala          100.00 *
-------------------------------------------------------------------------------------------------------------------
Kativo de Honduras, S.A.                        Kativo Chemical Industries, S.A.          Honduras            69.29
                                                Fuller Istmena, S.A.                                          30.65
                                                H.B. Fuller Panama, S.A.                                       0.02
                                                Kativo de Panama, S.A.                                         0.02
                                                Chemical Supply Corporation                                    0.02
-------------------------------------------------------------------------------------------------------------------
Aerosoles de Centroamerica, S.A.                Kativo Chemical Industries, S.A.          Honduras            99.88
                                                H.B. Fuller Panama, S.A.                                       0.09
                                                Chemical Supply Corporation                                    0.01

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF DECEMBER 2, 2000

                                                                                                          PERCENTAGE
                                                                                      JURISDICTION OF     OF VOTING
                  SUBSIDIARY                    OWNER OF VOTING SECURITIES            ORGANIZATION        SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                Papeleria e Imprenta Calderon                                  0.02
                                                Teodorica Sierra                                               0.01
--------------------------------------------------------------------------------------------------------------------
Kativo Comercial, S.A.                          Kativo Chemical Industries, S.A.          Honduras            15.00
                                                Fuller Istmena, S.A.                                          25.00
                                                Kativo de Panama, S.A.                                        25.00
                                                H.B. Fuller Panama, S.A.                                      15.00
                                                Chemical Supply Corporation                                   20.00
--------------------------------------------------------------------------------------------------------------------
H.B. Fuller Honduras, S.A.                      Kativo Chemical Industries, S.A.          Honduras            20.00 * note b
                                                Fuller Istmena, S.A.                                          20.00
                                                Kativo de Panama, S.A.                                        20.00
                                                H.B. Fuller Panama, S.A.                                      20.00
                                                Chemical Supply Corporation                                   20.00
--------------------------------------------------------------------------------------------------------------------
Industrias Kativo de Nicaragua, S.A.            Kativo Chemical Industries, S.A.          Nicaragua           99.99
                                                Minority                                                       0.01
H.B. Fuller Nicaragua, S.A.                     Kativo Chemical Industries, S.A.          Nicaragua           99.80 *
                                                Minority                                                       0.20
--------------------------------------------------------------------------------------------------------------------
Chemical Supply Corporation                     Kativo Chemical Industries, S.A.           Panama            100.00
Kativo de Panama, S.A.                          Kativo Chemical Industries, S.A.           Panama            100.00 *  note b
Fuller Istmena, S.A.                            Kativo de Panama, S.A.                     Panama            100.00 *  note b
Deco Tintas Comerciales, S.A.                   Kativo Chemical Industries, S.A.           Panama            100.00 *  note b
H.B. Fuller Panama, S.A.                        Kativo Chemical Industries, S.A.           Panama            100.00 *  note b
Deco Tintas de Panama, S.A.                     Kativo Chemical Industries, S.A.           Panama            100.00 *  note b
Sistemas Integrados, S.A.                       H.B. Fuller Panama, S.A.                   Panama            100.00 *  note b
--------------------------------------------------------------------------------------------------------------------
Chemical Supply Peruana, S.A.                   Chemical Supply Corporation                 Peru              99.99 *  note a
                                                Minority                                                       0.01
H.B. Fuller Peru, S.A.                          Kativo Chemical Industries, S.A.            Peru              99.00
                                                Minority (Peru atty)                                           1.00
--------------------------------------------------------------------------------------------------------------------
H.B. Fuller Caribbean                           H.B. Fuller Caribe (Dominicana)          Puerto Rico         100.00
--------------------------------------------------------------------------------------------------------------------
H.B. Fuller Uruguay, S.A.                       H.B. Fuller Argentina, S.A.                Uruguay           100.00
--------------------------------------------------------------------------------------------------------------------
H.B. Fuller Venezuela, C.A.                     Kativo Chemical Industries, S.A.          Venezuela          100.00 *  note b
--------------------------------------------------------------------------------------------------------------------

* -- Inactive Entities
a -- Liquidation process has begun.
b -- To be liquidated.